NAVISTAR

For more than 175 years
we've been helping people from every corner of the world
move the goods that move the welfare of entire nations.

NAVISTAR

1 2 nd Quarter 2012 Earnings Presentation June 7, 2012 Exhibit 99.2 NYSE: NAV 2 nd Quarter 2012 Earnings Call June 7, 2012

2 2
Safe Harbor Statement
Information provided and statements contained in this report that are not purely historical are forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended,
Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation
Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as
“believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions.
These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2011 and quarterly reports for fiscal 2012. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

3 3
Other Cautionary Notes
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
• Certain non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs). It also excludes financial services and other items that may not be related to the core manufacturing business or underlying results. Measures may also be adjusted to exclude certain adjustments which are not considered to be part of our ongoing business and are not representative of our underlying performance. Management often uses this information to assess and measure the underlying performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results. The non-GAAP numbers are reconciled to the most appropriate GAAP number is in the appendix of this presentation.
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

NAVISTAR®
Leveraging Assets/Controlling Destiny
GREAT PRODUCTS
PROFITABLE GROWTH
COMPETITIVE COSTS

NAVISTAR

4 4 Agenda • 2 nd quarter results • Going forward • Driving integration NYSE: NAV 2 nd Quarter 2012 Earnings Call June 7, 2012

NAVISTAR®

Leveraging Assets/Controlling Destiny
GREAT PRODUCTS
PROFITABLE GROWTH
COMPETITIVE COSTS

NAVISTAR

NYSE: NAV

nd
Quarter Results
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.
* Attributable to Navistar International Corporation
2012 Q2
Actual
GAAP
2012 Q2
Actual
Adjusted Non-GAAP
Revenue (Billions)
$3.3 $3.3
Manufacturing Segment
Profit (Loss) (Millions)
$(156) $7
Profit (Loss) Before Tax
(Millions)
$(295) $(124)
Net Income (Loss)*
(Millions)
$(172) $(137)
Diluted Earnings (Loss) Per
Share*
$(2.50) $(1.99)

NYSE: NAV
Q2 Adjusted Manufacturing Segment Profit
Q2 Adj. Mfg Segment Profit
Truck & Parts      ($Millions)
$8
North America ~$43
Global ~($10)
Defense ~($5)
Other ~($20)
Engine & Parts ($1)
Adj. Mfg Segment Profit $7
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.
• Seasonality
– South America
– Bus
– North America
• Market adjustments
– Defense
– BRIC
• Investments in the
business
– Future benefits
• Affects of emissions
noise ? ?
Historically
stronger 2H
$300M -
$400M
Revenue
$20M margin
improvement

Q2 Factors

NYSE: NAV
Q2 Income Statement
($ Millions)
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.
(In millions)
Adj manufacturing segment profit 7 $
Adjustments:
Engineering integration (11) $
Restructuring of NA mfg ops (38) $
Adj to preexisting warranties (104) $
Charges for NCPs (10) $
Mfg segment profit as reported (156) $
NFC 26 $
Corporate items (175) $
Income before income tax excluding income
attributable to non-controlling interests (305) $
Income tax valuation allowance release 181 $
Income tax expense (48) $
Net loss (172) $

Q2

Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12
EPA10 MF 11/13

Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12

NAVISTAR

Additional Warranty Reserves
Adjustments for
Pre-Existing Warranty
EPA10 MF 11/13
Service Contracts
Other routine adjustments $  11M
Total Warranty
Monthly Spend per Unit in
Warranty by Spend Date
EPA10 MF11/13
Quality Trend by Build Quarter
R/1000

NYSE: NAV
64% improvement
Q1 Rate
Q2 Rate
$  72M
$  21M
$104M

9 9
Q2 Manufacturing Cash Update
Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.
Note: Capital Expenditures includes ~$16M related to Integrated
Product Development Center.
($ millions)
January 31, 2012 ending manufacturing cash and marketable securities¹
837 $
Adjusted manufacturing EBITDA (168)
Change in net working capital²
41
Capital expenditures (71)
Intercompany and other 42
April 30, 2012 ending manufacturing cash and marketable securities¹
681 $
Forecasted October 31, 2012 ending manufacturing cash and marketable securities¹
$750 - $900
1 Includes cash from the consolidation of minority interests
2 NWC = A/R, Inventory, Other Current Assets, A/P & Other Current Liabilities
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

NYSE: NAV
Going Forward
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.
Q2 Adj. Mfg
Segment Profit
($Millions)
Estimate Second
Half 2012
($Millions)
Truck & Parts $8 $425 - $525
North America ~$43
Global ~($10)
Defense ~($5)
Other ~($20)
Engine & Parts ($1) $150 - $200
Adj. Mfg Segment Profit $7 $575 - $725

Q1 Rate
Q2 Rate
Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12
EPA10 MF 11/13
EPA10 MF DT
EPA10 MF 7

1.2
Credits Awarded
NOx Reduction
0.5
Not To Exceed Limit
80%
Credits Used
0.2
2007
2010

11 11
Going Forward
Warranty Emissions
Building the foundation for our
future through integration
Development Strategy:
Provide time for
technology progress
EPA rewards providers for cleaning up
the environment sooner
Advanced EGR provides the Platform to
Continued Emissions Improvement
The best technology will continue to improve…
Electronics and Control
Strategies
Advanced Fuel
Injection Technology
Higher injection pressure
3000 bar
Proprietary Combustion Bowl
Designs
More complete burn Twin turbochargers
Air-Management Systems
Monthly Spend
per Unit in Warranty
by Spend Date
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

12 12
2 nd Quarter 2012 Earnings Call
June 7, 2012
Q2 2011
36%
Q2 2012 36%
2H 2012 Goal 36%-38%
Medium Truck
Going Forward
North America – Market Share
Combined Class 8 Truck
Q2 2011
45%
Q2 2012 48%
2H 2012 Goal 55%-58%
Q2 2011
19%
Q2 2012 18%
2H 2012 Goal 20%-22%
School Bus
(U.S. & Canada)
Severe Service Heavy
NYSE: NAV

350,000
300,000
250,000
200,000
150,000
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
2013
2012
2011
+14% to 18%

NAVISTAR

13 13
Going Forward
North America
• Economic growth
• Low interest rates
• Age of fleet – maintenance
costs versus new truck price
• Used truck values to remain
good
Class 6 – 8 U.S. & Canada Industry
• 1
st
half at 323,000; Up 46%
yr/yr
• 2
nd
half at 300,000 – 310,000;
Up 14% - 18% yr/yr
Note:  12 month rolling average
2012 at 300,000 – 310,000
2013 at 325,000 – 345,000
ACT’s
CY2013
Class 8
industry is
265,000
Reconciliation to ACT 2012
ACT* 242,500
CY to FY adjustment (1,500)
Other misc. specialty vehicles  Included in ACT (3,500)
Total (ACT comparable Class 8 to Navistar) 237,500
Navistar Industry Retail Deliveries Combined Class 8 Trucks 216,500
Navistar difference from ACT: 21,000
~10%
*Source:  ACT N.A. Commercial Vehicle Outlook - May, 2012
U.S. and Canadian Class 8 Truck Sales
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

NYSE: NAV
Going Forward
North America – Margin Improvement
• SG&A
• Product Development
• Manufacturing efficiencies
• Pricing
• Recover commodities
• Material cost
• Design/Content
3%-4%
• Eliminate start-up related costs
• Volume growth
• Material cost
– 2
nd
half $1,000 cost per unit improvement
– $1,400 Big Bore improvement by year end
Second half
$60M to $100M
run rate
improvement
Truck Engine
Integration Volume

1H 2H
23%
~27%
Traditional Market Share

DoD Program Cost Distribution
System Acquisition
Support and Sustainment
Life Cycle Cost
Program Spend
28%
72%
Program Years

NAVISTAR

15 15
Going Forward
Defense
• 32,000+ vehicles
• Make MRAP a program of record
• Reset & FSR activity
• STS / Post design services
• FMS – U.K., Iraq, Afghanistan,
Singapore, Korea, etc.
• ~$425M first half ~40%
• ~$675M second half ~60%
FSR – Field Service Representative
STS – System Technical Support
FMS – Foreign Military Sales
Sustainment
Expanding Capabilities Through Leveraging
FY2012 Goal - $1.1B revenue
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

Russia
5.0%
4.5%
3.5%
3.7%
2012 GDP Prev Fcst
2012 GDP Q1 Est
2012 GDP Fcst
2013 GDP Fcst
China
8.3%
8.1%
8.1%
8.1%
2012 GDP Prev Fcst
2012 GDP Q1 Est
2012 GDP Fcst
2013 GDP Fcst
Brasil
4.5%
1.5%
3.6%
4.0%
2012 GDP Prev Fcst
2012 GDP Q1 Est
2012 GDP Fcst
2013 GDP Fcst
India
8.1%
4.8%
6.0%
6.2%
2012 GDP Prev Fcst
2012 GDP Q1 Est
2012 GDP Fcst
2013 GDP Fcst

NAVISTAR

16 16 Going Forward BRIC Economy Source: Moody’s Analytics & CSI Navistar JAC/NAV Engine JV approved by N.D.R.C. NYSE: NAV 2 nd Quarter 2012 Earnings Call June 7, 2012

NYSE: NAV
Going Forward
Global
• BRIC economies recover
• Unsold inventory corrected
• Improved volumes second half of year - 66%
improvement
– 1H – 5,600 units
– 2H – 9,300 units
• Improved margins with increased volume and less
launch costs
• Material cost maturing
• $60M improvement in Global Truck
Neobus JV pending

MAXXFORCE

purePOWER

10% increase
16% increase

NAVISTAR

18 18
$-
$200
$400
$600
$800
$1,000
$1,200
1H 2011
Actual
2H 2011
Actual
1H 2012
Actual
2H 2012
Goal
Going Forward
Parts
Commercial Parts Revenue
Parts
Segment
Three Months Ended April 30:
($ in millions) 2012 2011 $ change % change
Commercial
Sales
$465 $445 $20 5%
ProStar+ ® with
MaxxForce ® 15
LoneStar ® with
MaxxForce ® 13
Components
MaxxForce ® 15
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

NYSE: NAV
Going Forward
Summary
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.
Q2 Adj. Mfg
Segment Profit
($Millions)
Estimate
Second Half
2012
($Millions)
Truck & Parts $8 $425 - $525
North America ~$43
Global ~($10)
Defense ~($5)
Other ~($20)
Engine & Parts ($1) $150 - $200
Adj. Mfg Segment Profit $7 $575 - $725
Full Year
Revenue
($Millions)
BRIC Economy
Brazil ~$200
India ~$200*
Diesels - Brazil ~$200
North America
Parts
~$100
Defense ~$400
Impact of 1
Half North
America
$ ??
*non-consolidated
st

NYSE: NAV
Guidance
Note: This slide contains non-GAAP information; please see the Reg G disclosure in the appendix for a detailed reconciliation.
1
st
Half
(adjusted non-GAAP)
2nd Half
(adjusted non-GAAP)
Revised 2012
Guidance
(adjusted non-GAAP)
Revenue (Billions)
$6.4 $7.8 - $8.4 $14.2 - $14.8
Adj. Mfg. Segment Profit (Millions)
$27 $575 - $725 $600 - $750
Segment Margin % - 7-8% ~4-5%
Adjusted Income/(Loss) Before Tax
(Millions)
($200) $235 - $380 $35 - $180
Adjusted Net Income/(Loss) (Millions)
($201) $200 - $340 $0 - $140
Adjusted EPS ($2.90) $2.90 - $4.90 $0.00 - $2.00

NYSE: NAV
Looking Forward
Note: This slide contains non-GAAP information; please see the Reg G disclosure in the appendix for a detailed reconciliation.
2    Half
(adjusted non-GAAP)
Normalized
Annual Rate
at 300K units
(GAAP)
Revenue (Billions)
$7.8 - $8.4 $15 - $16
Adj. Mfg. Segment Profit (Millions)
$575 - $725 $1.2 - $1.4
Segment Margin % 7-8% ~8%
Adjusted Income/(Loss) Before Tax
(Millions)
$235 - $380 $500 - $700
Adjusted Net Income/(Loss) (Millions)
$200 - $340 $375 - $525
Adjusted EPS $2.90 - $4.90 $5.35 - $7.50

nd

22 22
2012 Outgoing Run Rate
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.
2012 Outgoing
Run Rate
Strategic
Target
Truck – N.A. w/Parts
8-9% 9-10%
Truck – Global w/Parts
2-3% 6-8%
Engine – Worldwide w/Parts
7-8% 8-10%
Total Manufacturing Margin ~8% ~9%
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

DIFFERENTIATION & INTEGRATION
GREAT PRODUCTS
PROFITABLE GROWTH
COMPETITIVE COSTS
LEVERAGING ASSETS
& CONTROLLING DESTINY

23 23
•
Goal of:
$20 billion in Revenue
$1.8 billion in Manufacturing Segment Profit at
average of cycle
Profitable at all points in the cycle
•
Focus is on reducing impact of cyclicality
– Non-traditional/expansion markets
– Grow parts
Strategy: Leveraging What We Have and
What Others Have Built
Note: This slide contains non-GAAP information; please see the Reg G in appendix for a detailed reconciliation.
•
Strategy: Control Our Destiny
Global growth
Engine
•
Hard part is over
– Marketing
– Product launches
Integration
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

Manufacturing Segment Profit (Loss) $ in millions
Traditional Industry Volume
$2,000
$1,500
$1,000
$500
$0
-$500
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
($93)
$11
$421
$838
$462
$1,088
$707
$741
$882
$1,800
2003
2004
2005
2006
2007
2008
2009
2010
2011
At 350k
Fiscal Year

NAVISTAR

24 24
Adjusted Manufacturing Segment Profit
Note: This slide contains non-GAAP information; please see the Reg G disclosure in the appendix for a detailed reconciliation.
Adjusted Manufacturing Segment Profit (Loss)
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

25 25
Driving Integration - Leadership
Integration and building
great future leadership
• Jan Allman
• Persio Lisboa
• Bill Osborne
• Bob Walsh
Integration
Troy Clarke
President of Truck &
Engine
Dan Ustian
Chairman,
President & CEO
A. J. Cederoth
EVP & CFO
Support
Functions
Jack Allen
President
N.A. Truck &
Parts
Archie
Massicotte
President
Defense &
Manufacturing
Ramin
Younessi
Vice President
Product
Development,
Purchasing &
Quality
Eric Tech
President
Engine, Global
Truck & Parts
Effective July 1, 2012 following board of director approval.
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

26 Appendix NYSE: NAV 2 nd Quarter 2012 Earnings Call June 7, 2012

Medium
Truck
Great Products –
Market Share
Severe Service
Truck
Heavy
Truck
FY10 59%
FY11 49%
Q2’12
48%
YTD ‘12 48%
FY10 38%
FY11 41%
Q2’12
36%
YTD ‘12 32%
FY10 40%
FY11 35%
Q2’12
30%
YTD ‘12 30%
FY10 24%
FY11 17%
Q2’12
15%
YTD ‘12 16%
Class 8
School
Bus
(U.S. & Canada)
School Bus & Combined Class 6-8 Market Share –
FY10:  34%; FY11:  28%; Q2‘12:  24%; YTD‘12:  23%
18% Market Share
Q2’12
Class 4-5 YTD ’12
Industry 22K
Navistar 1,395
Market Share ~6%

NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

28 28
Supplemental Information - Truck
Worldwide Truck Chargeouts
NYSE: NAV
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
Actual Actual Forecast Forecast
Q1 Q2 Q3 Q4
Traditional Expansionary Towables
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service within our “traditional” markets. Our “traditional” markets include CAT-branded units sold to Caterpillar under our North America supply agreement.

$507
$170
$2,123
$2,384
$725
$744
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
Q2 2011 Q2 2012
Military U.S. & Canada ROW
65,000
50,700
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
Q2 2011 Q2 2012
25,600
28,400
0
5,000
10,000
15,000
20,000
25,000
30,000
Q2 2011 Q2 2012
$390
$139
$117
$31
$-
$100
$200
$300
$400
$500
$600
Q2 2011 Q2 2012
Truck Parts
Q2 Operational Results
Consolidated Revenues
($ in millions)
Quarterly Truck  Chargeouts Quarterly Engine Shipments
Charge
outs
increased
11%
Military Revenues
($ in millions)
Engine  shipments
decreased 22%
Truck
Revenues
decreased
64%
Parts
Revenues
decreased
74%
$3,355
$3,298
NYSE: NAV

30 30
$1.30
$(1.99)
-$2.50
-$2.00
-$1.50
-$1.00
-$0.50
$0.00
$0.50
$1.00
$1.50
Q2 2011 Q2 2012
Year over Year
Financial Information:
Q2  Adj. Manufacturing Segment Profit (Loss)
($ in millions)
Q2 Adj. Earnings (Loss) Per Share
Q2 Adj. Net Income (Loss)
($ in millions)
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.
$198
$7
$0
$50
$100
$150
$200
$250
Q2 2011 Q2 2012
$102
$(137)
-$150.0
-$100.0
-$50.0
$0.0
$50.0
$100.0
$150.0
Q2 2011 Q2 2012
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

31 31
Market Share – U.S. & Canada School Bus and Class 6-8
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service within our “traditional” markets. Beginning in 2011, our competitors are reporting certain RV and commercial bus chassis units consistently with how we report these units. Our “traditional” markets include
CAT-branded units sold to Caterpillar under our North America supply agreement.
Traditional Market Share Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
School buses 60% 63% 53% 61% 59% 49% 45% 47% 53% 49% 48% 48%
Class 6 and 7 medium trucks 33% 44% 36% 36% 38% 36% 36% 46% 44% 41% 27% 36%
Class 8 heavy trucks 23% 22% 30% 20% 24% 17% 16% 17% 18% 17% 17% 15%
Class 8 severe service trucks 40% 41% 38% 40% 40% 33% 32% 36% 37% 35% 31% 30%
Combined Class 8 28% 28% 32% 25% 28% 21% 19% 21% 22% 21% 19% 18%
Total Traditional Market Share 33% 35% 35% 32% 34% 27% 26% 29% 29% 28% 22% 24%
Market Share - U.S. & Canada School Bus and Class 6-8
2010 2011 2012
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

32 32
Worldwide Truck Chargeouts
We define our “traditional” markets
to include U.S. and Canada School
bus and Class 6 through 8 medium
and heavy truck. We classify
militarized commercial vehicles
sold to the U.S. and Canadian
militaries as Class 8 severe service
within our “traditional” markets. Our
“traditional” markets include CAT-
branded units sold to Caterpillar
under our North America supply
agreement.
FISCAL YEAR 2010 Q1 Q2 Q3 Q4 FULL YEAR
BUS 3,100 3,000 2,400 3,900 12,400
MEDIUM 3,900 5,300 3,900 5,400 18,500
HEAVY 5,200 4,600 6,400 5,400 21,600
SEVERE 3,900 3,800 2,200 4,100 14,000
TOTAL 16,100 16,700 14,900 18,800 66,500
NON-TRADITIONAL MILITARY 100 200 1,000 100 1,400
EXPANSIONARY 3,900 4,500 4,700 6,000 19,100
WORLDWIDE TRUCK 20,100 21,400 20,600 24,900 87,000
FISCAL YEAR 2011 Q1 Q2 Q3 Q4 FULL YEAR
BUS 2,100 2,000 2,200 2,900 9,200
MEDIUM 4,600 7,200 7,400 7,900 27,100
HEAVY 4,700 5,200 6,800 9,000 25,700
SEVERE 2,700 3,200 3,700 3,700 13,300
TOTAL 14,100 17,600 20,100 23,500 75,300
NON-TRADITIONAL MILITARY 100 400 200 700 1,400
EXPANSIONARY 5,300 7,600 8,600 10,200 31,700
WORLDWIDE TRUCK 19,500 25,600 28,900 34,400 108,400
FISCAL YEAR 2012 Q1 Q2 Q3 Q4 FULL YEAR
BUS 1,700 2,600 4,300
MEDIUM 4,300 7,100 11,400
HEAVY 8,000 7,200 15,200
SEVERE 3,300 3,600 6,900
TOTAL 17,300 20,500 37,800
NON-TRADITIONAL MILITARY 200 400 600
EXPANSIONARY 7,400 7,500 14,900
WORLDWIDE TRUCK 24,900 28,400 53,300
Worldwide Truck Chargeouts
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

33 33
Worldwide Engine Shipments
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 30,700    34,600    33,600    33,900    132,800
Ford sales - U.S. and Canada 24,700    200        -         -         24,900
Other OEM sales 2,000      3,600      3,700      4,900      14,200
Intercompany sales 16,400    17,700    15,600    18,800    68,500
Total Shipments 73,800    56,100    52,900    57,600    240,400
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 27,200    37,100    38,200    36,100    138,600
Other OEM sales 4,500      4,400      3,700      3,600      16,200
Intercompany sales 17,300    23,500    22,300    25,700    88,800
Total Shipments 49,000    65,000    64,200    65,400    243,600
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 24,100    25,300    49,400
Other OEM sales 2,200      2,000      4,200
Intercompany sales 21,600    23,400    45,000
Total Shipments 47,900    50,700    -         -         98,600
2011
2010
Worldwide Engine Shipments
2012
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

34 34
Order Receipts – U.S. & Canada
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service within our “traditional” markets. Our
“traditional” markets include CAT-branded units sold to Caterpillar under our North America supply agreement.
2012 2011 Change
3,200 2,100 1,100
6,300 6,800 (500)
Class 8 heavy trucks 5,600 9,300 (3,700)
Class 8 severe service trucks 3,000 3,600 (600)
18,100 21,800 (3,700)
8,600 12,900 (4,300)
Order Receipts: U.S. & Canada (Units)
Three Months Ended
April 30,
Total "Traditional" Markets
Combined Class 8 (Heavy and Severe Service)
"Traditional" Markets
School buses
Class 6 and 7 medium trucks
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

–

–

–

–

Dealer Floor Plan

NAVISTAR
CAPITAL
a GE Capital program

NAVISTAR

35 35
Navistar Financial Corporation
Note:  profitability relates to total financial services
• Profitability strong in 2012:  $26M in Q2,  $53M YTD
Expected to decline as U.S. retail loan portfolio runs off due to G.E. Capital alliance
• Long-term liquidity in place with better terms
$466M U.S. availability
Consolidating retail securitizations
• Service leverage of 4.1 to 1 and declining as GE Capital alliance sources retail originations
$1.5B since inception
Retail Notes Bank Facility
• $840M  facility refinanced in
December 2011, maturity
extended from 2012 to 2016
• Funding for retail notes,
wholesale notes, retail
accounts, and dealer open
accounts
• On balance sheet
• Situation as of Apr 30, 2012
• $1.1B funding facility (NFSC)
• $320M available
• NFSC wholesale trust
• Variable portion matures July
2012
• Public portions mature
October 2012 and October
2013
• On balance sheet
• Broader product offering
• Enhanced ability to support
large fleets
• Better access to less
expensive capital
Leveraging Assets & Controlling Our Destiny
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
4/30/02
6/30/02
8/31/02
10/31/02
12/31/02
2/28/03
4/30/03
6/30/03
8/31/03
10/31/03
12/31/03
2/29/04
4/30/04
6/30/04
8/31/04
10/31/04
12/31/04
2/28/05
4/30/05
6/30/05
8/31/05
10/31/05
12/31/05
2/28/06
4/29/06
6/30/06
8/31/06
10/31/06
12/31/06
2/28/07
4/30/07
6/30/07
8/31/07
10/31/07
12/31/07
2/29/08
4/30/08
6/30/08
8/31/08
10/31/08
12/31/08
2/28/09
4/30/09
6/30/09
8/31/09
10/31/09
12/31/09
2/28/10
4/30/10
6/30/10
8/31/10
10/31/10
12/31/10
2/28/11
4/30/11
6/30/11
8/31/11
10/31/11
12/31/11
2/29/12
4/30/12

NAVISTAR

36 36
U.S. and Canada Dealer Stock Inventory*
*Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include U.S. IC Bus or Workhorse Custom Chassis inventory.
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

37 37
Frequently Asked Questions
Q1: What is in your Dealcor debt?
A: Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets for company owned dealers.
Q2: How many Dealcor dealers did you have as of April 30, 2012?
A: Of our 272 primary NAFTA dealers, we have ownership interest in seven DealCor dealers as of April 30, 2012.
Q3: How are your dealers doing?
A: Our industry leading dealer network continues to improve in nearly all operational and financial aspects of their business. Considerable investments continue in facility upgrades, hours of service, technician training, tooling and inventory as a direct result of our proprietary engine line-up and expansion of our customer base. Additional fixed operations and facility preparedness, concentrated on the increasing focus on CNG and LNG, continues at a rapid pace for many of our domestic and Canadian dealers.
Q4: What kind of rates do you charge your dealers and customers?
A: Generally, our rates vary (those with higher credit risk have always had to pay higher interest rates) and are usually in line with the market.
Q5: How do you fund your wholesale business?
A: We primarily finance our wholesale portfolio through NFC, funded with traditional private or public securitizations, and through NFC’s bank facility.
Q6: How is your NFC portfolio performing?
A: NFC‘s wholesale portfolio performed exceptionally well in 2011 and is continuing to do well in 2012. NFC’s retail notes portfolio in the U.S. is in run-off mode now that Navistar Capital, the new GE Capital retail program, is financing retail customers.
Q7: What is your total amount of capacity at NFC?
A: As of April 30, 2012, total availability in our U.S. funding facilities is $466 million.
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

38 38
Frequently Asked Questions
Q8: What is the status of the retail financing alliance with GE Capital in the United States?
A: Navistar Capital – the alliance we formed with GE Capital in the United States to support the sale of Navistar products – is progressing consistent with expectations. Since its inception in 2010, the alliance has funded more than $1.5 billion in retail financings.
Q9: What is included in Corporate and Eliminations?
A: The primary drivers of Corporate and Eliminations are Corporate SG&A, pension and OPEB expense (excluding amounts allocated to the segments), annual incentive, manufacturing interest expense, and the elimination of intercompany sales and profit between segments.
Q10: What is the current Joint Light Tactical Vehicle (JLTV) program status?
A: A decision for the Engineering, Manufacturing and Development (EMD) phase is expected by the end of the summer.
Q11: How will the changing Department of Defense (DoD) budget affect Navistar in FY 2012?
A:
The coming year will present challenges, but Navistar’s commercial expertise may be an advantage when the DoD is asked to “do more with less”. In addition, the Company continues to pursue a number of foreign military opportunities, especially in the Middle
East, where defense spending is growing. Finally, the Company has a fleet of more than 32,000 vehicles in operation in approximately 26 countries, including more than 9,000 vehicles operating with Afghan Security Forces. These vehicles will require parts and sustainment support throughout their lifecycles.
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

39 39
Frequently Asked Questions
Q12: How does your FY 2012 Class 8 industry compare to ACT Research?
A:
Q13: What were the 2010 emissions requirements?
A: Through the use of credits manufacturers can go to a maximum of 0.50g NOx if they reduced emissions earlier with advanced technology; manufacturers need to be at 0.20g NOx if they chose not to introduce advanced technologies to reduce their emissions earlier. For many years Navistar introduced cleaner emission engines than EPA requirements, and we were able to generate some credit before we needed to reach the 0.20g NOx standard.
Q14: What is included in your equity in loss of your non-consolidated affiliates?
A: Equity in loss of non-consolidated affiliates is derived from our ownership interests in partially-owned affiliates that are not consolidated, and is primarily comprised of continued investment and start-up losses associated with our Mahindra joint ventures.
Q15: What is your net income attributable to non-controlling interests?
A: Net income attributable to non-controlling interests is the result of the consolidation of subsidiaries in which we do not own 100%, and is primarily comprised of Ford's non-controlling interest in our Blue Diamond Parts joint venture.
Reconciliation to ACT 2012
ACT* 242,500
CY to FY adjustment (1,500)
Other misc. specialty vehicles  Included in ACT (3,500)
Total (ACT comparable Class 8 to Navistar) 237,500
Navistar Industry Retail Deliveries Combined Class 8 Trucks 216,500
Navistar difference from ACT: 21,000
~10%
*Source:  ACT N.A. Commercial Vehicle Outlook - May, 2012
U.S. and Canadian Class 8 Truck Sales
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

40 40
Frequently Asked Questions
Q16: What is your estimate of future effective tax rates?
A: We would estimate future effective tax rates to fall in the upper 20% to low 30% range. For FY 2012, we expect our annual ETR to be significantly lower than expectations based on the geographical mix of the jurisdictions recognizing earnings or losses, before the impact of the valuation allowances release during this quarter.
Q17: What is your expectation for future cash tax payments?
A: Our cash tax payments will remain low in FY 2012 and will gradually increase as we exhaust available NOLs and tax credits over the next few years.
Q18: What is the current balance of net operating losses as compared to other deferred tax assets?
A: As of October 31, 2011 the Company has U.S. federal net operating losses (NOLs) valued at $126 million, state NOLs valued at
$79 million and foreign NOLs valued at $102 million, for a total undiscounted cash value of $307 million. In addition to NOLs, the
Company has accumulated tax credits of $208 million and other deferred tax assets of $1.5 billion resulting in net deferred tax assets of approximately $2 billion.
Q19: When do you expect to release the remaining balance of valuation allowances?
A: We released an additional $181 million during the quarter related to our Canadian deferred tax assets. The Company continues to evaluate various business strategies which would allow us to realize the value of deferred tax assets that are currently subject to a valuation allowance. To the extent these strategies enable us to demonstrate, on a more-likely-than not basis, that we will be able to realize these deferred tax assets in the future, we will then release the associated valuation allowances.
Q20: How will $2 billion of deferred tax assets be used to offset future taxable income?
A: Simply put, deferred tax assets represent the value of future tax deductions attributable to items that have already been expensed or deducted for book purposes. The most commonly understood component of deferred tax assets is the value of our net operating losses, which will serve to immediately reduce taxable income in the future. In addition, we have several other major components of deferred taxes which will reduce taxable income in the future. For example, the Company has accrued significant OPEB, pension and other employee benefit expenses during prior years based on expected payments to be made in the future. As these payments are made, the Company will realize tax deductions to offset future taxable income.
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

41 41
Frequently Asked Questions
Q21: How would future tax proposals to reduce U.S. tax rates impact Navistar?
A: While lower tax rates would favorably impact future tax expense, because of the Company’s large balance of deferred tax assets we would incur a one-time adverse impact to our P&L to reset/reduce our deferred tax balances to the lower statutory rates. We estimate that for every 1% reduction in tax rates, we would incur an immediate, one-time tax increase of $50 million.
Q22: What are your expected 2012 and beyond pension funding requirements?
A: Current forecasts indicate that we may need to contribute approximately $189 million in 2012 to our U.S. and Canadian pension plans. Future contributions are dependent upon a number of factors, principally the changes in values of plan assets, changes in interest rates and the impact of any funding relief currently under consideration. We currently expect that from 2013 through 2015, the Company will be required to contribute at least $210 million per year to the plans, depending on asset performance and discount rates.
Q23: What causes the variance between manufacturing cash interest payments and GAAP interest expense?
A: The main variance between cash and GAAP interest results from our manufacturing segment’s $1 billion of senior unsecured high yield notes and $570 million of senior subordinated convertible notes. As a result of this issuance, manufacturing interest expense is higher than cash interest payments due to the amortization of debt issuance costs which are amortized over the life of each note, amortization of the original issue discount of the high yield notes and amortization of the embedded call option in the convertible notes. The timing of interest payments also impacts the overall variance on a quarterly basis, but not on a fiscal year basis.
Q24: What should we assume for capital expenditures in fiscal 2012?
A: We plan to continue capital spending within the traditionally guided range of $250 million to $350 million for products and development. Capital spending related to Engineering Integration is funded through the RZFBs and is not included in that range.
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

42 42
Frequently Asked Questions
Q25: What are the $225 million of RZFBs Series 2010 due October 15, 2040 being used for?
A: We are using the proceeds to invest in our product development strategy and our headquarter consolidation. Great products are a key pillar of our three pronged strategy. Streamlining and improving our product development processes will continue to provide competitive advantages for us in the marketplace. The funding from the RZFBs allowed us to consolidate many facilities into a new facility and make necessary renovations to that facility. Additionally we are investing in an existing facility, which includes investments in equipment and technology that will help us create and improve our product development process and thus shareholder value.
Q26: Why did you use RZFB financing?
A: The RZFBs are a cost effective, long-term form of capital that is complementary to our capital structure. The bonds have a 30 year maturity and a fixed rate coupon of 6.50% per annum. They are callable at par any time after 10 years (October 15, 2020). Issuing bonds in the tax-exempt market gave us exposure to a new source of investors that we wouldn’t otherwise have access to if not for the RZFB program.
Q27: What are the differences between the accounting vs. economic dilution on your convertible debt?
A: Please see the presentation on the IR website
(http://ir.navistar.com/dilution.cfm)
entitled Dilution overview resulting from the
Convertible Notes issued on October
2009.
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

43 43
Frequently Asked Questions
Q28: Why are the convertible debt holders no longer able to convert their notes?
A: The indenture in our convertible notes contains a provision that allows the note holders to convert anytime during the following fiscal quarter should the price of Navistar’s common stock close 130% above the conversion price for any 20 day period
(consecutive or non-consecutive) out of the last 30 consecutive day trading period of each fiscal quarter. The conversion price of the notes is $50.274 per share of Navistar’s common stock and 130% of the conversion price equals $65.356 per share of
Navistar’s common stock. Since Navistar’s common stock closed above $65.356 per share for more than 20 trading days during the
30 consecutive trading day period ending on April 30, 2011, the note holders had the right to convert their notes any time from
May 2, 2011 through July 31, 2011.
A very small minority of note holders chose to convert their notes during the conversion period. Navistar opted to settle the conversion in cash instead of shares, therefore there was a 40 trading day observation period to determine the value that was remitted in cash, so the note holders did not receive the cash for almost two months after their respective conversion notices were received.
Navistar’s common stock did not close above $65.356 per share for 20 trading days (consecutive or non-consecutive) during the 30 day consecutive trading day period ending April 30, 2012, therefore the note holders do not have the right to convert their notes, however that threshold could be triggered once again in the future.
Q29: Are you ready for the 2013 Greenhouse Gas (GHG) regulation?
A: Yes, Navistar is ready to meet the standards when they go into effect January 2014. As a leader in fuel efficiency and in delivering innovative technologies, such as aerodynamics, lighter weight vehicles, fuel efficient engines, hybrids, plug-in hybrids and electric vehicles, our current approach is to consistently deliver the most practical advance technology and fuel-efficient vehicles to our customers. Our customer-focused approach aligns Navistar with the intent of the new proposed GHG rule, and provides us with a strong basis for meeting the new standards.
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

44 44
Frequently Asked Questions
Q30: How are you addressing the 2014 and future GHG regulations?
A: Navistar has invested in the development of fuel efficient engines, powertrain optimization, and unmatched vehicle level aerodynamics as well as other vehicle level attributes that result in the lowering fuel consumption or the
CO2
of the entire
vehicle. Further, our non-SCR engines have an advantage where we do not release any
N2O
in the environment, which is one
of the GHG elements and more potent than
CO2.
We are planning on meeting the GHG standard through 2016 with no changes to the vehicle. We are now working on 2017 GHG standards and we believe that we will meet these standards with minimum changes.
Q31: For the manufacturing debt currently outstanding in your most recent financial statement filings, what are the respective maturity dates and principal amounts outstanding?
A: The amounts and maturity dates are as follows (the values shown below are the amounts due and exclude the accounting impact of any OID or bifurcation):
8.25% Senior Notes due November 1, 2021 $900 million
3.0% Senior Subordinated Convertible Notes due October 15, 2014 $570 million
Debt of majority owned dealerships (various maturity dates) $84 million
Financing arrangements and capital lease obligations (various maturity dates) $137 million
Loan Agreement related to the 6.5% Tax Exempt Bonds due October 1, 2040 $225 million
Asset-Based Revolving Credit Facility due November 1, 2016
$100 million
Promissory Note due September 30, 2015 $36 million
Other (various maturity dates) $49 million
Total $2,101 million
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

NYSE: NAV
Manufacturing Cash Flow
Beginning Mfg. Cash
1
Balance Fiscal 2010 Fiscal 2011 Q1 - 2012 Q2 - 2012
October 31, 2009 $1,152
October 31, 2010 $1,100
October 31, 2011 $1,186
January 31, 2012 $837
Approximate Cash Flows:
From Operations $409 $680 ($142) ($72)
From Investing / (Cap Ex) ($350) ($485) ($125) ($75)
From Financing / (Debt Pay Down) ($110) ($106) ($85) ($2)
Exchange Rate Effect ($1) ($3) $3 ($7)
Net Cash Flow ($52) $86 ($349) ($156)
Ending Mfg. Cash
1
Balance:
October 31, 2010 $1,100
October 31, 2011 $1,186
January 31, 2012 $837
April 30, 2012 $681
1
Cash = Cash, Cash Equivalents & Marketable Securities
2
Includes cash from the consolidation of minority interests
45

NYSE: NAV
Outstanding Debt Balances
April 30,
2012
October 31,
2011
(in millions)
Manufacturing operations
8.25% Senior Notes, due 2021, net of unamortized discount of $29 and $33, respectively ...............
$ 871
$ 967
3.0% Senior Subordinated Convertible Notes, due 2014, net of unamortized discount of $62 and
$73, respectively ...............................................................................................................................
508 497
Debt of majority-owned dealerships ..................................................................................................
84 94
Financing arrangements and capital lease obligations .....................................................................
155 118
Loan Agreement related to 6.5% Tax Exempt Bonds, due 2040 ......................................................
225 225
Promissory Note ...............................................................................................................................
36 40
Asset-Based Credit Facility ...............................................................................................................
100 —
Other .................................................................................................................................................
49

Total manufacturing operations debt.........................................................................................
2,028
1,980
Less: Current portion........................................................................................................................
230
99
Net long-term manufacturing operations debt ............................................................................
$ 1,798
$ 1,881
Financial Services operations
Asset-backed debt issued by consolidated SPEs, at variable rates, due serially through 2018 ........
$ 1,284 $ 1,664
Bank revolvers, at fixed and variable rates, due dates from 2013 through 2017 ..............................
1,060
1,072
Commercial paper, at variable rates, due serially through 2012 .......................................................
59
70
Borrowings secured by operating and finance leases, at various rates, due serially through 2017 ..
66
70
Total financial services operations debt .....................................................................................
2,469
2,876
Less: Current portion........................................................................................................................
1,279
1,280
Net long-term financial services operations debt .......................................................................
$ 1,190
$ 1,596

SEC Regulation G Non-GAAP Reconciliation
The financial measures presented below are unaudited and not in accordance with, or an alternative for, financial measures presented in accordance with U.S.
generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
Manufacturing Segment
Results:
We believe manufacturing segment results, which includes the segment results of our Truck, Engine, and Parts reporting segments, provide meaningful information of our core manufacturing business and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliation, and to provide an additional measure of performance.
Adjusted Net Income and Diluted Earnings Per Share Attributable To Navistar International Corporation and Adjusted Manufacturing Segment Profit:
We believe that adjusted net income, diluted earnings per share attributable to Navistar International Corporation, and adjusted manufacturing segment profit excluding certain adjustments which are not considered to be part of our ongoing business, improve the comparability of year to year results and are representative of our underlying performance. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and to provide an additional measure of performance.
Adjusted Manufacturing Earnings Before Interest, Income Taxes, Depreciation, and Amortization (“EBITDA”): Adjusted manufacturing segment EBITDA is defined as our consolidated net income (loss) from continuing operations minus the net income (loss) from our financial services operations plus interest expense, income taxes, and depreciation and amortization, adjusted to exclude certain items that may not be related to the core manufacturing business.
EBITDA is a measure commonly used and is presented to aid in developing an understanding of the ability of our operations to generate cash for debt service and taxes, as well as cash for investments in working capital, capital expenditures, and other liquidity needs. This information is presented as a supplement to the other data provided because it provides information which we believe is useful to investors for additional analysis. EBITDA should not be considered in isolation or as a substitute for net income, cash flows from operating activities or other consolidated operations, or cash flow statement data prepared in accordance with GAAP, or as a measure of our profitability or liquidity as determined in accordance with GAAP.
Manufacturing Cash Flow and Manufacturing Cash, Cash Equivalents, and Marketable Securities: Manufacturing cash flow is used and is presented to aid in developing an understanding of the ability of our operations to generate cash for debt service and taxes, as well as cash for investments in working capital, capital expenditures and other liquidity needs. This information is presented as a supplement to the other data provided because it provides information which we believe is useful to investors for additional analysis. Our manufacturing cash flow is prepared with marketable securities being treated as a cash equivalent.
Manufacturing cash, cash equivalents, and marketable securities represents the Company’s consolidated cash, cash equivalents, and marketable securities excluding cash, cash equivalents, and marketable securities of our financial services operations. We include marketable securities with our cash and cash equivalents when assessing our liquidity position as our investments are highly liquid in nature. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliation, and to provide an additional measure of performance.

48 48
SEC Regulation G –
Adjusted Manufacturing EBITDA
Three Months Ended April 30, 2012
($ millions)
Net loss attributable to NIC (172) $
Less income tax benefit (143)
Add back impairment and restructuring of N.A. MFG Operations 49
Loss before income tax benefit (266) $
Less equity income from financial service operations (18)
Loss before income tax benefit and equity income from financial service operations (284) $
Add back manufacturing interest expense 42
Manufacturing EBIT (242) $
Add back manufacturing depreciation and amortization¹
74
Adjusted manufacturing EBITDA (168) $
1 Includes depreciation of equipment leased to others and excludes debt issuance cost/discount amortization
Navistar International Corporation (Manufacturing operations with financial services operations on a pre-tax equity basis)
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

49 49
SEC Regulation G –
Manufacturing Cash Fiscal Year Comparison
Manufacturing cash, cash equivalents, and marketable securities reconciliation:
(Dollars in Millions)
April 30,
2012
October 31,
2011
October 31,
2010
October 31,
2009
Manufacturing segment cash and cash equivalents 364 $          488 $          534 $          1,152 $
Financial services segment cash and cash equivalents 36               51               51               60
Consolidated cash and cash equivalents 400 $          539 $          585 $          1,212 $
Manufacturing marketable securities 317 $          698 $          566 $          - $
Financial services segment marketable securities 20               20               20               -
Consolidated marketable securities 337 $          718 $          586 $          - $
Manufacturing segment cash and cash equivalents 364 $          488 $          534 $          1,152 $
Manufacturing marketable securities 317             698             566             -
Manufacturing segment cash, cash equivalents and marketable securities 681 $          1,186 $       1,100 $       1,152 $
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012

50 50
SEC Regulation G –
Manufacturing Cash
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
($ in Millions)
For the year ended October 31, 2011
Cash flows from operations 680 200 - 880
Cash flows from investing / capital expenditures: (485) (206) (132) (823)
Cash flows from financing / debt pay down (106) 6 - (100)
Effect of exchange rate changes
(3) - - (3)
Net cash flows 86 - (132) (46)
Beginning cash, cash equivalents and marketable
securities balance
1,100 71 (586) 585
Ending cash, cash equivalents and marketable securities
balance
1,186 71 (718) 539
Manufacturing segment cash flow reconciliation:
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
($ in Millions)
For the year ended October 31, 2010
Cash flows from operations 409 698 - 1,107
Cash flows from investing / capital expenditures: (350) 492 (576) (434)
Cash flows from financing / debt pay down (110) (1,180) (10) (1,300)
Effect of exchange rate changes
(1) 1 - -
Net cash flows (52) 11 (586) (627)
Beginning cash, cash equivalents and marketable
securities balance
1,152 60 - 1,212
Ending cash, cash equivalents and marketable securities
balance
1,100 71 (586) 585
Manufacturing segment cash flow reconciliation:

51 51
SEC Regulation G –
Manufacturing Cash
NYSE: NAV
2 nd Quarter 2012 Earnings Call
June 7, 2012
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
($ in Millions)
For the six months ended April 30, 2012
Cash flows from operations (214) 263 - 49
Cash flows from investing / capital expenditures: (200) 144 381 325
Cash flows from financing / debt pay down (87) (423) - (510)
Effect of exchange rate changes
(4) 1 - (3)
Net cash flows (505) (15) 381 (139)
Beginning cash, cash equivalents and marketable
securities balance
1,186 71 (718) 539
Ending cash, cash equivalents and marketable securities
balance
681 56 (337) 400
Manufacturing segment cash flow reconciliation:
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
($ in Millions)
For the three months ended April 30, 2012
Cash flows from operations (72) 2 - (70)
Cash flows from investing / capital expenditures: (75) (3) 102 24
Cash flows from financing / debt pay down (2) (30) (32)
Effect of exchange rate changes
(7) (3) - (10)
Net cash flows (156) (34) 102 (88)
Beginning cash, cash equivalents and marketable
securities balance
837 90 (439) 488
Ending cash, cash equivalents and marketable securities
balance
681 56 (337) 400
Manufacturing segment cash flow reconciliation:

NYSE: NAV
SEC Regulation G –
Adjusted Net Income, Diluted EPS and Manufacturing Segment Profit –
Three and Six Months Ended April 30, 2012 and 2011

Adjusted net income (loss) attributable to Navistar International Corporation reconciliation:
2012 2011 2012 2011
($ in millions, except per share data)
Net loss attributable to Navistar International Corporation $     (172) $      74 $ (325) $      68
Plus:
Engineering integration costs, net of tax
(A)
31 4 39 23
Restructuring of North American manufacturing operations, net of tax
(B)
37 - 37 -
Adjustments to pre-existing warranties, net of tax
(C)
138 24 219 32
Charges for non-conformance penalties, net of tax
(D)
10 - 10 -
Less:
Net impact of valuation allowance release
(E)
181 - 181 -
Adjusted net income (loss) attributable to Navistar International Corporation $     (137) $    102 $ (201) $    123
Diluted loss per share attributable to Navistar International Corporation $    (2.50) $   0.93 $(4.69) $   0.87
Effect of adjustments on diluted loss per share attributable to Navistar International Corporation 0.51 0.37 1.79 0.72
Adjusted diluted earnings (loss) per share attributable to Navistar International Corporation $    (1.99) $   1.30 $(2.90) $   1.59
Diluted weighted shares outstanding 68.7 78.6 69.3 77.3
Manufacturing segment profit (loss) and adjusted manufacturing segment profit (loss) reconciliation:
2012 2011 2012 2011
($ in millions)
Net loss attributable to Navistar International Corporation $     (172) $      74 $ (325) $      68
Less:
Financial services segment profit 26 40 53 72
Corporate and eliminations (175) (129) (325) (247)
Income tax benefit (expense) 133 (5) 214 (5)
Manufacturing segment  profit (loss)  (156) 168 (267) 248
Plus:
Engineering integration costs
(A)
11 3 19 21
Restructuring of North American manufacturing operations
(B)
38 - 38 -
Adjustments to pre-existing warranties
(C)
104 27 227 36
Charges for non-conformance penalties
(D)
10 - 10 -
Adjusted manufacturing segment profit
(loss)
$           7 $    198 $     27 $    305
Three Months Ended
April 30,
Three Months Ended
April 30,
Six Months Ended
April 30,
Six Months Ended
April 30,
See notes at slide #57.

NYSE: NAV
SEC Regulation G –
Adjusted Profit Before Tax – Three and Six Months Ended April 30, 2012
Profit (loss) before tax and adjusted profit (loss) before tax reconciliation:
($ in millions)
Profit (loss) before tax
Plus tax adjustments for:
Engineering integration costs (A)
Restructuring of North American manufacturing operations (B)
Adjustments to pre-existing warranties (C)
Charges for non-conformance penalties (D)
Adjusted profit (loss) before tax
$                                       (114)
$                                       (295)
                                              29
                                              38
                                            104
                                              10
Three Months Ended
April 30,2012

See notes at slide #57.

NYSE: NAV
SEC Regulation G –
Q2 Adjusted Manufacturing Segment Profit and
Second Half of 2012 Manufacturing Segment Profit
Second Half 2012 Manufacturing Segment Profit:
Lower
Truck Engine Parts Total
Truck w/ Parts 300 $          125 $          425 $
Engine w/ Parts 100 $          50               150
Manufacturing Segment Profit 300 $          100 $          175 $          575 $
Upper
Truck Engine Parts Total
Truck w/ Parts 375 $          150 $          525 $
Engine w/ Parts 150 $          50               200
Manufacturing Segment Profit 375 $          150 $          200 $          725 $

2012 Q2 Adjusted Manufacturing Segment Profit:
Truck Engine Parts Total
Q2 Manufacturing Segment Profit (89) $     (108) $   41 $      (156) $
Plus:
Engineering integration costs
(A)
9 2 11
Restructuring of North American manufacturing operations
(B)
28 10 38
Adjustments to pre-existing warranties
(C)
26 78 104
Charges for non-conformance penalties
(D)
10 10
Q2 Adjusted Manufacturing Segment Profit (26) $     (18) $     51 $      7 $
Truck w/ Parts (26) $     34 $      8 $
Engine w/ Parts (18) $     17 (1)
Q2 Adjusted Manufacturing Segment Profit (26) $     (18) $     51 $      7 $
See notes at slide #57.

SEC Regulation G –
Second Half of 2012 Guidance

Adjusted net income and diluted earnings per share attributable to Navistar International Corporation reconciliation:
Lower Upper
($ in millions, except per share data)
Net income attributable to Navistar International Corporation $          125 $           265
Plus:
Engineering integration costs, net of tax (A) 47 47
Charges for non-conformance penalties, net of tax (D) 29 29
Adjusted net income attributable to Navistar International Corporation $          200 $           340
Diluted earnings per share attributable to Navistar International Corporation $         1.80 $          3.85
Effect of adjustments on diluted earnings per share attributable to Navistar International Corporation 1.10 1.05
Adjusted diluted earnings per share attributable to Navistar International Corporation $         2.90 $          4.90
Approximate diluted average weighted shares outstanding 68.7 68.7
Manufacturing segment profit and adjusted manufacturing segment profit reconciliation:
Lower Upper
($ in millions)
Net income attributable to Navistar International Corporation $          125 $           265
Less: Financial services segment profit, Corporate and eliminations, and income taxes (375) (385)
Manufacturing segment profit 500 650
Plus:
Engineering integration costs
(A)
45 45
Charges for non-conformance penalties (D) 30 30
Adjusted manufacturing segment profit $          575 $           725
Income (loss) before tax and adjusted income (loss) before tax reconciliation:
Lower Upper
($ in millions)
Income (loss) before tax $          155 $           300
Plus:
Engineering integration costs
(A)
50 50
Charges for non-conformance penalties (D) 30 30
Adjusted income (loss) before tax $          235 $           380
Second Half 2012 Guidance
Second Half 2012 Guidance
Revised 2012 Guidance
NYSE: NAV
See notes at slide #57.

NYSE: NAV
SEC Regulation G –
Revised 2012 Guidance

Adjusted net income and diluted earnings per share attributable to Navistar International Corporation reconciliation:
Lower Upper
($ in millions, except per share data)
Net income attributable to Navistar International Corporation $          125 $           265
Plus:
Engineering integration costs, net of tax
(A)
47 47
Charges for non-conformance penalties, net of tax
(D)
29 29
Adjusted net income attributable to Navistar International Corporation $          200 $           340
Diluted earnings per share attributable to Navistar International Corporation $         1.80 $          3.85
Effect of adjustments on diluted earnings per share attributable to Navistar International Corporation 1.10 1.05
Adjusted diluted earnings per share attributable to Navistar International Corporation $         2.90 $          4.90
Approximate diluted average weighted shares outstanding 68.7 68.7
Manufacturing segment profit and adjusted manufacturing segment profit reconciliation:
Lower Upper
($ in millions)
Net income attributable to Navistar International Corporation $          125 $           265
Less: Financial services segment profit, Corporate and eliminations, and income taxes (375) (385)
Manufacturing segment profit 500 650
Plus:
Engineering integration costs
(A)
45 45
Charges for non-conformance penalties
(D)
30 30
Adjusted manufacturing segment profit $          575 $           725
Income (loss) before tax and adjusted income (loss) before tax reconciliation:
Lower Upper
($ in millions)
Income (loss) before tax $          155 $           300
Plus:
Engineering integration costs
(A)
50 50
Charges for non-conformance penalties
(D)
30 30
Adjusted income (loss) before tax $          235 $           380
Second Half 2012 Guidance
Second Half 2012 Guidance
Revised 2012 Guidance
See notes at slide #57.

NYSE: NAV
SEC Regulation G –
Notes

(A)  Engineering integration costs relate to the consolidation of our truck and engine engineering operations, as well as the relocation of our world headquarters. For the three months ended April 30, 2012, the charges included restructuring charges of $20 million and other related costs of $9 million. The tax impact of the second quarter adjustments was income tax expense of $2 million. For the six months ended April
30, 2012, the charges included restructuring charges of $20 million and other related costs of $21 million. The tax impact of the first half adjustments was income tax benefit of $2 million. For the three and six months ended April 30, 2011, the charges included restructuring charges of $1 million and $19 million, respectively, and other related costs of $5 million and $7 million, respectively. For the three and six months ended April 30, 2011, the tax impact of the adjustments was income tax benefits of $2 million and $3 million, respectively. Our manufacturing operations, primarily our Truck segment, recognized charges of $11 million and $19 million relating to these actions in the three and six months ended April 30, 2012, respectively, compared to $3 million and $21 million in the three and six months ended April 30,
2011, respectively.
(B) Restructuring of North American manufacturing operations are charges primarily related to our ongoing restructuring plans related to our plans to close our Chatham, Ontario heavy truck plant and WCC chassis plant in Union City, Indiana, and to significantly scale back operations at our Monaco recreational vehicle headquarters and motor coach manufacturing plant in Coburg, Oregon. In the three and six months ended April 30, 2012, the charges included impairments of certain intangible assets of $38 million. The tax impact of the adjustments was an income tax benefit of $1 million. The Truck and Parts segments recognized charges of $28 million and $10 million, respectively. During the three and six months ended April 30, 2012, the Company incurred charges of $104 million and $227 million, respectively, for adjustments to pre-existing warranties.
(C) During the three and six months ended April 30, 2012, the Company incurred charges of $104 million and $227 million, respectively, for adjustments to pre-existing warranties. For the three and six months ended April 30, 2012, the tax impact of the adjustments was income tax expense of $34 million and income tax benefit of $8 million, respectively. During the three and six months ended April 30, 2011, the
Company incurred charges of $27 million and $36 million, respectively. For the three and six months ended April 30, 2011, the tax impact of the adjustments was income tax benefits of $3 million and $4 million, respectively.
(D) In the three months ended April 30, 2012, the Company recorded charges totaling $10 million for NCPs for certain 13L engine sales that did not comply with emission standards, recognized in the Engine segment. The adjustment did not have a material impact on income taxes.
(E) In the three months ended April 30, 2012, we recognized an income tax benefit of $181 million from the release of a significant portion of our income tax valuation allowance on our Canadian deferred tax assets.
The above charges, A through D, have been adjusted to reflect the impact of income taxes which are calculated based on the respective period's estimated annual effective tax rate. The income tax impact of the second quarter adjustments reflects the impact of a change in the quarter to the
Company's estimated annual effective tax rate. The change is the result of updates to the forecasted earnings and the jurisdictional mix. The tax impact of the adjustments may be adjusted for future changes in the estimated annual effective tax rate.

NYSE: NAV
SEC Regulation G –
Normalized Annual Rate at 300K Units

Manufacturing segment profit and adjusted manufacturing segment profit reconciliation: Lower Upper
(in millions)
Net income (loss) attributable to Navistar International Corporation $     375 $     525
Less: Financial services segment profit, Corporate and eliminations, and income taxes (825) (875)
Manufacturing segment profit
$  1,200 $  1,400
Normalized Annual Rate at 300K Units

NYSE: NAV

SEC Regulation G –
Adjusted Manufacturing Segment Profit – 2003-2011
2011 2010 2009 2008 2007 2006 2005 2004 2003
(in millions)
Net income (loss) attributable to Navistar International Corporation $   1,723 $      223 $      320 $      134 $    (120) $      301 $      139 $      (44) $    (333)
Less:
Financial services segment profit (loss) 129 95 40 (24) 127 147 136 132 87
Corporate and eliminations (571) (590) (519) (478) (662) (590) (412) (178) (310)
Income tax benefit (expense) 1,458 (23) (37) (57) (47) (94) (6) (9) (17)
Manufacturing segment profit $      707 $      741 $      836 $      693 $      462 $      838 $      421 $        11 $      (93)
Plus:
Ford settlement, restructuring and related charges (benefits) (A) - - (160) 37 - - - - -
Impairment of property, plant, and equipment (B) - - 31 358 - - - - -
Engineering integration costs (C) 51 - - - - - - - -
Restructuring of North American manufacturing operations (D) 124 - - - - - - - -
Adjusted manufacturing segment profit $      882 $      741 $      707 $   1,088 $      462 $      838 $      421 $        11 $      (93)
(B)  Impairment of property, plant, and equipment in 2008 are related to impairments to the asset groups in the Engine segment’s VEE Business Unit. The 2009 impairments relate to charges recognized by the Truck segment for impairments related to asset groups at our Chatham and Conway facilities.
(C)  Engineering integration costs relate to the consolidation of our truck and engine engineering operations, as well as the move of our world headquarters. These costs include restructuring charges for activities at our Fort Wayne facility and other related costs, including $51 million of engineering integration costs recognized by our manufacturing segment.
(D)  Restructuring of North American manufacturing operations are charges primarily related to our plans to close our Chatham, Ontario heavy truck plant and Workhorse chassis plant in Union City, Indiana, and to significantly scale back operations at our Monaco recreational vehicle headquarters and motor coach manufacturing plant in Coburg, Oregon.  These costs include restructuring charges, as well as impairment charges related to certain intangible assets and property plant and equipment primarily related to these facilities, recognized by our
Truck segment.
Manufacturing segment profit and adjusted manufacturing segment profit reconciliation:
(A)  Ford settlement, restructuring and related charges (benefits) include the impact of our settlement with Ford in 2009 as well as charges and benefits recognized related to restructuring activity at our Indianapolis Casting Corporation and Indianapolis Engine Plant. The charges and benefits were recognized in our Engine segment.

NYSE: NAV

SEC Regulation G –
Margin Expansion
Approx.
Truck Engine Parts Total Truck Engine Parts Total Range
Truck - N.A. w/Parts 11,500 $    1,450 $   12,950 $    865 $      250 $   1,115 $   8-9%
Truck - Global w/Parts 1,400         150         1,550         15           30        45           2-3%
Engine - Worldwide w/Parts 3,000 $   850         3,850         150 $     150      300         7-8%
Total Consolidated 12,900 $    3,000 $   2,450 $   18,350 $    880 $      150 $     430 $   1,460 $   ~8%
Approx.
Truck Engine Parts Total Truck Engine Parts Total Range
Truck - N.A. w/Parts 12,225 $    1,450 $   13,675 $    1,060 $   265 $   1,325 $   9-10%
Truck - Global w/Parts 1,800         160         1,960         85           30        115         6-8%
Engine - Worldwide w/Parts 3,475 $   880         4,355         200 $     160      360         8-10%
Total Consolidated 14,025 $    3,475 $   2,490 $   19,990 $    1,145 $   200 $     455 $   1,800 $   ~9%
2012 Annualized Outgoing Run Rate
Sales Segment Profit
Strategic Target
Sales Segment Profit